Note 8 - Acquisition	12 Months Ended
Dec. 31, 2011
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note 8 – Acquisition

On October 23, 2011, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Rogue Paper, Inc., a California corporation (“Rogue”), and shareholders of Rogue Paper. Rogue is headquartered in San Francisco, California and is a developer of mobile and branded applications for major media enterprises. The Company acquired fifty-one percent (51%) of the issued and outstanding common stock of Rogue exchange for 2,500,000 shares of the Company’s Series A convertible preferred stock.

Pursuant to the Share Exchange Agreement, commencing six months from the Execution Date, both the Company and the holders of the Preferred Shares shall have the option to redeem any portion of such holders Preferred Shares for cash, at a price of sixty cents ($0.60) per share. Commencing twenty four (24) months from the Execution Date, holders of the remaining forty-nine percent (49%) of Rogue Paper Common Shares, have the option to have such shares redeemed by the Company for cash, at a price of $0.03 per share.

The acquisition has been accounted for under the purchase method. Management’s estimate of the fair value of the identifiable, intangible assets acquired was $765,000. None of the goodwill recognized is expected to be deductible for income tax purposes. The excess of the purchase price paid over the fair value of the assets acquired and liabilities assumed amounted to $742,107 and was allocated to goodwill.

The following table summarizes the consideration given for Rogue and the fair values of the assets acquired and liabilities assumed recognized at the acquisition date, as well as the fair value at the acquisition date of the noncontrolling - interest in Rogue.

Consideration Given:

2,500,000 shares of East Coast Diversified Corporation preferred stock	$425,000
Redemption rights on ECDC preferred stock	1,075,000
Redemption rights on Rogue Paper non-controlling common stock	29,973

Total Consideration	$1,529,973

Fair value of identifiable assets acquired and liabilities assumed:

Cash	$62,698
Prepaid expenses	1,000
Property and equipment, net	4,664
Accounts payable	(23,525)
Total identifiable net assets	44,837

Noncontrolling interest in Rogue Paper, Inc.	(21,971)
Intangible assets	765,000
Goodwill	742,107

$1,529,973

Intangible assets consisting of intellectual technology property were valued by an independent valuation firm based on the discounted projected cash flows over their expected live of 5 years.

Amortization of intangible assets was $25,500 and $0 for the years ended December 31, 2011 and 2010, respectively, and is included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Expected amortization of intangible assets for each of the next five years is $153,000 in years 2012 through 2015 and $127,500 in 2016.